Other assets (Tables)	12 Months Ended
Mar. 31, 2023
Other assets
Schedule of Other assets

	At March 31,
	2023	2022	2021
	€M	€M	€M
Prepayments and other assets*	1,037.2	473.2	228.5
Interest receivable	10.3	—	—
	1,047.5	473.2	228.5

*Included in prepayments and other assets are amounts due after 1 year of approximately €169m (2022: €72m; 2021: €49m). Prepayments include €514m (2022: €128m; 2021: €98m) pertaining to EU ETS carbon credits to be utilized within 1 year.